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                                                                   EXHIBIT 10.55


               FORM OF COMMON STOCK AND WARRANT PURCHASE AGREEMENT
                              AS OF AUGUST __, 1998
            BETWEEN THE COMPANY AND EACH OF THE SELLING STOCKHOLDERS


                                [To Be Provided]